Form of
                                Tower Group, Inc.
                     2004 Long Term Equity Compensation Plan

             Notice of Non-Employee Director Restricted Stock Grant

     You (the "Grantee") have been granted the following shares of restricted common stock of Tower Group, Inc. (the "Company"), par value $0.01 per share (the "Restricted Stock"), pursuant to the Tower Group, Inc. 2004 Long Term Equity Compensation Plan (the "Plan"):

----------------------------------------------- -------------------------------------------------
Name of Grantee:
----------------------------------------------- -------------------------------------------------
Number of Shares of Restricted Stock Granted:
----------------------------------------------- -------------------------------------------------
Grant Date:
----------------------------------------------- -------------------------------------------------
Period of Restriction                            # of Shares                   Vesting Date

The Period of Restriction shall lapse, and
the shares of Restricted Stock shall vest and
become free of the forfeiture and transfer       Pursuant to Section 15 of the Plan, the
restrictions described in the Restricted         Restricted Stock will vest immediately upon a
Stock Award Agreement, on the vesting date       Change in Control.
set forth in the following schedule:
----------------------------------------------- -------------------------------------------------

By your signature and the signature of the Company's representative below, you and the Company agree that the Restricted Stock evidenced hereby is granted under and governed by the terms and conditions of the Plan (a copy of which you hereby acknowledge having received) and the Non-Employee Director Restricted Stock Award Agreement, which is attached to and made a part of this document.

  Grantee:                                 Tower Group, Inc.:

  _______________________________          By:_______________________________
                                           Title:_____________________________

                                Tower Group, Inc.
                     2004 Long Term Equity Compensation Plan

             Non-Employee Director Restricted Stock Award Agreement

SECTION 1.  GRANT OF RESTRICTED STOCK

     (a) Restricted Stock. Subject to the terms and conditions set forth in the Notice of Non-Employee Director Restricted Stock Grant and this Non-Employee Director Restricted Stock Award Agreement (together, the "Agreement"), the Company grants to the Grantee on the Grant Date the Restricted Stock set forth in the Notice of Non-Employee Director Restricted Stock Grant. It has been determined that the value of the past services performed by the Grantee equals or exceeds the par value of the shares subject to this Agreement.

     (b) Plan and Defined Terms. The Restricted Stock is granted pursuant to the Plan, a copy of which the Grantee acknowledges having received. All terms and conditions applicable to the Restricted Stock set forth in the Plan and not set forth herein are hereby incorporated herein by reference. To the extent any provision hereof is inconsistent with a provision of the Plan, the provision of the Plan will govern. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

SECTION 2.  FORFEITURE AND TRANSFER RESTRICTIONS

     (a) Forfeiture Restrictions. If the Grantee's service as a member of the Board of Directors of the Company (the "Board") is terminated for any reason other than (i) death, (ii) Disability (as defined below) or (iii) termination by the Company without Cause (as defined below), the Grantee shall forfeit to the Company any shares of Restricted Stock that are subject to a Period of Restriction at the time of such termination of service. If the Grantee's service as a member of the Board terminates due to the Grantee's death or Disability, or if the Grantee's service is terminated by the Company without Cause, any shares of Restricted Stock then subject to a Period of Restriction shall immediately vest and become free of the forfeiture and transfer restrictions described in this Section 2 on the date of the Grantee's termination of service.

     (b) Definition of "Cause." The term "Cause" shall mean (i) the willful engaging by the Grantee in misconduct that is injurious to the Company or a Subsidiary (monetarily or otherwise), (ii) the Grantee's conviction of, or pleading guilty or nolo contendere to, a crime involving moral turpitude or a felony, or (iii) the Grantee's dishonesty in the course of fulfilling the Grantee's duties as a member of the Board.

     (c) Definition of "Disability." A Grantee shall be considered to be disabled if the Grantee is permanently and totally unable to perform the Grantee's duties as a member of the Board as a result of any medically determinable physical or mental impairment as determined by the Board in its sole discretion.

     (d) Transfer Restrictions. During the Period of Restriction, the Restricted Stock may not be sold, assigned, pledged, exchanged, hypothecated or otherwise disposed of, transferred or encumbered.

     (e) Lapse of Restrictions. The Period of Restriction shall lapse as to the Restricted Stock in accordance with the Notice of Non-Employee Director Restricted Stock Grant. Subject to the terms of the Plan and Section 4(a) hereof, upon lapse of the Period of Restriction, the Grantee shall own the shares that are subject to this Agreement free of all restrictions otherwise imposed by this Agreement.

SECTION 3.  STOCK CERTIFICATES

     The shares of Restricted Stock subject to this Agreement shall be registered in the Grantee's name in certificate or book-entry form. If a certificate is issued, it shall bear an appropriate legend referring to the restrictions and it shall be held by the Company, or its agent, on behalf of the Grantee until the Period of Restriction has lapsed or otherwise has been satisfied. If the shares are registered in book entry form the restrictions shall be placed on the book-entry registration. The Grantee may also be required to execute and return to the Company a blank stock power for each Restricted Stock certificate (or instruction letter, with respect to shares registered in book-entry form), which will permit transfer to the Company, without further action, of all or any portion of the Restricted Stock that is forfeited in accordance with this Agreement.

     Except for the transfer restrictions, and subject to such other restrictions, if any, as determined by the Committee, the Grantee shall have all other rights of a holder of shares, including the right to receive dividends paid (whether in cash or property) with respect to the Restricted Stock and the right to vote (or to execute proxies for voting) such shares. If all or part of a dividend in respect of the Restricted Stock is paid in the form of shares or any other security issued by the Company, such shares or other securities shall be held by the Company subject to the same restrictions as the Restricted Stock in respect of which the dividend was issued.

SECTION 4.  MISCELLANEOUS PROVISIONS

     (a) Tax Withholding. In accordance with Article 17 of the Plan, the Committee shall have the power and the right to deduct or withhold, or require the Grantee to remit to the Company, an amount sufficient to satisfy any federal, state and local taxes (including the Grantee's FICA obligations) required by law to be withheld with respect to this Award.

     (b) Ratification of Actions. By accepting this Agreement, the Grantee and each person claiming under or through the Grantee shall be conclusively deemed to have indicated the Grantee's acceptance and ratification of, and consent to, any action taken under the Plan or this Agreement by the Company, the Board, the Committee or any designee thereof.

     (c) Notice. Any notice to be served hereunder shall be given personally in writing to the Grantee or to the Secretary of the Company (as the case may be) or shall be couriered or posted by registered mail to the Company (to the attention of its Secretary) at its principal executive office or to the Grantee at the address that he most recently provided in writing to the

Company. Any such notice sent by post shall be deemed served three days after it is posted, and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and put in the post or couriered.

     (d) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such jurisdiction, without giving effect to conflicts of law principles.

     (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f) Modification or Amendment. This Agreement may only be modified or amended by written agreement executed by the parties hereto; provided, however, that the adjustments permitted pursuant to Section 4.3 of the Plan may be made without such written agreement.

     (g) Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provision had not been included.

     (h) References to Plan. All references to the Plan shall be deemed references to the Plan as may be amended from time to time.